                                                                                                       Exhibit 10.3

                                            AMENDMENT TO LOAN AGREEMENT
                                            ---------------------------

         THIS  AGREEMENT  is made as of the 31st day of March,  2002,  by and  between  TROPICAL  SPORTSWEAR  INT'L
CORPORATION  (the  "Borrower"),  a Florida  corporation,  and BANK OF AMERICA,  N.A. (the  "Lender"),  successor to
NationsBank, N.A.

                                                     Recitals
                                                     --------

         The Borrower  and the Lender  executed a Loan  Agreement  (as amended or restated  from time to time,  the
"Loan  Agreement")  dated May 28,  1999,  pursuant  to which the  Lender  has  provided  a credit  facility  to the
Borrower.  The parties wish to amend the Loan Agreement in accordance with the provisions hereof.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

         1.       Section 4.12.2 of the Loan  Agreement is hereby amended so that,  from and after the date hereof, such section shall read as follows:

                  4.12.2     Consolidated Funded Debt/Consolidated EBITDA Ratio.        Maintain,  as  of  the  end
         of each Fiscal Quarter, a Consolidated  Funded  Debt/Consolidated  EBITDA Ratio of not more than: (a) 5.50 to 1 for all  calculations  from March 31,  2002,  through  December  31,  2002;  and (b) 5.0 to 1 for all calculations from and after March 31, 2003.

         2.       Section 7.1.5 of the Loan  Agreement is hereby  amended so that,  from and after the date hereof, such section shall read as follows:

                  7.1.5    Default under other Credit Agreements.      There  shall  occur any  default or event of
         default on the part of the Borrower or any  Subsidiary  under any  agreement,  document or  instrument  to which the Borrower or such  Subsidiary  is a party or by which the Borrower or such  Subsidiary  or any of their  respective  properties is bound,  creating or relating to any Debt for Borrowed  Money in excess of
         $3,000,000 if the payment or maturity of such Debt for Borrowed  Money may be  accelerated  in consequence of such event of default or demand for payment of such Debt for Borrowed Money may be made.

         3.       The  Borrower  certifies  that  as of  the  date  hereof:  (a)  all of  its  representations  and warranties  in the Loan  Agreement  are true and  correct as if made on the date  hereof;  and (b) no  default  has occurred under the Loan  Agreement.  The Loan Agreement  shall continue in full force and effect except as modified herein.

         IN WITNESS  WHEREOF,  the parties  hereto have signed and sealed this  Agreement on the day and year first above written.

                                                     TROPICAL SPORTSWEAR INT'L
                                                     CORPORATION

                                                     By:   /s/ Robin Cohan
                                                           Its: Senior Vice President

                                                     BANK OF AMERICA, N.A.

                                                      By:  /s/ David Mumma
                                                           Its: Vice President